Exhibit 10.1

COMMON STOCK EXCHANGE AND REPURCHASE AGREEMENT

THIS COMMON STOCK EXCHANGE AND REPURCHASE AGREEMENT (this “Agreement”) is made as of August 8, 2022 by and among (i) DPY 2015 Exempt Children’s Trust, (ii) Matthew D. Yeager 2015 GST Trust, (iii) Laura C. Yeager 2015 GST Trust, (iv) Phillip D. Yeager 2015 GST Trust, (v) David P. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust, (vi) DPY 2020 Hub Exempt Trust, (vii) David P. Yeager, (viii) Phillip D. Yeager, (ix) Matthew D. Yeager, (x) Laura Y. Grusecki (the parties identified in (i)—(x) are each referred to herein individually as a “DPY Party” and, collectively, as the (“DPY Parties”)), (xi) Mark A. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust, (xii) Mark A. Yeager Perpetual Trust (xiii) Alexander B. Yeager 1994 GST Trust, (xiv) Samantha N. Yeager 1994 GST Trust, (xv) Mark A. Yeager (the parties identified in (xi)—(xv) are each referred to herein individually as a “MAY Party” and, collectively, as the “MAY Parties”); and (xvi) Hub Group, Inc., a Delaware corporation (the “Company”). The DPY Parties, the MAY Parties and the Company are each sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”.

WHEREAS, each MAY Party owns that number of shares of Class B Common Stock, $0.01 par value per share, of the Company (“Class B Common Stock”) set forth opposite the name of such MAY Party on Schedule I attached hereto;

WHEREAS, the MAY Parties desire to transfer to the DPY Parties the shares of Class B Common Stock designated on Schedule I attached hereto as “Class B Exchange Shares” upon the terms and conditions set forth in this Agreement;

WHEREAS, in exchange for the Class B Exchange Shares, the DPY Parties desire to transfer to the MAY Parties (i) an equivalent number of shares of Class A Common Stock, $0.01 par value per share, of the Company (the “Class A Common Stock”) plus (ii) a number of shares of Class A Common Stock with an aggregate value equal to $8,000,000 (based on the closing price of the Class A Common Stock on the Nasdaq Global Select Market on the date hereof (such closing price is referred to herein as the “Closing Price”)) (collectively, the Class A Common Stock referred to in clauses (i) and (ii) are referred to herein as the “Class A Exchange Shares” and, together with the Class B Exchange Shares, the “Exchange Shares”) upon the terms and conditions set forth in this Agreement (such transfer of the Class B Exchange Shares in exchange for the Class A Exchange Shares is referred to herein as the “Exchange”);

WHEREAS, immediately following the consummation of the Exchange, the MAY Parties desire to sell and the Company desires to purchase (i) all of the Class A Exchange Shares and (ii) all remaining shares of Class B Common Stock held by them that are not designated as Class B Exchange Shares on Schedule I attached hereto to the Company (the “Remaining Class B Shares” and, collectively with the Class A Exchange Shares, the “Repurchase Shares”) upon the terms and conditions set forth in this Agreement (the “Repurchase” and, together with the Exchange, the “Transaction”);

WHEREAS, The Audit Committee of the Board of Directors of the Company (the “Committee”) comprised solely of independent and disinterested directors, has been delegated the authority by the Board of Directors of the Company to determine whether or not to approve, and to negotiate the terms and conditions of, the Repurchase;

WHEREAS, the Committee has approved this Agreement and the terms and conditions of the Repurchase contemplated hereby.

WHEREAS, based on such approval, the Company has agreed to repurchase the Repurchase Shares held by the MAY Parties at the Closing Price and upon the terms and conditions set forth in this Agreement;

WHEREAS, certain DPY Parties and MAY Parties are party to that certain Amended and Restated Stockholders’ Agreement dated as of April 22, 2014 (the “2014 Stockholders Agreement”);

WHEREAS, in connection with the Transaction contemplated herein, the DPY Parties and MAY Parties desire to terminate the 2014 Stockholders Agreement;

WHEREAS, certain DPY Parties, certain MAY Parties and the Company are party to that certain Class B Common Stock Issuance Agreement dated as of April 22, 2014 (the “Class B Issuance Agreement”);

WHEREAS, certain DPY Parties are party to that certain DPY Stockholders’ Agreement dated February 15, 2018 (the “DPY Stockholders Agreement”);

WHEREAS, in connection with the Transaction contemplated herein, the DPY Parties, the MAY Parties and the Company desire to terminate the Class B Issuance Agreement effective upon completion of the Repurchase; and

WHEREAS, in connection with the Transaction contemplated herein, the DPY Parties desire to amend and restate that certain DPY Stockholders Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties to this Agreement hereby agree as follows:

Section 1. Exchange.

1A. Exchange of Common Stock. (a) At the Closing (as defined in Section 3 below), subject to the terms and conditions set forth herein, each MAY Party hereby agrees to assign, transfer and deliver that number of Class B Exchange Shares set forth next to the name of such MAY Party on Schedule I hereto, accompanied by an executed instrument of assignment attached hereto as Exhibit A, to the DPY Parties. In consideration of the foregoing and at the Closing, each DPY Party hereby agrees to assign, transfer and deliver that number of Class A Exchange Shares set forth next to each of such DPY Party on Schedule II hereto, accompanied by an executed instrument of assignment attached hereto as Exhibit A.

1B. Each of the MAY Parties hereby appoints the Company to act as agent on behalf of such parties to receive the Class A Exchange Shares at Closing and to transfer all of such shares to the Company at Closing pursuant to Section 2 hereof, it being understood and agreed that all proceeds from such sale shall be distributed in the manner set forth on Schedule III hereof.

1C. The Exchange pursuant to Section 1A, subject to the terms and conditions of this Agreement, will occur automatically at the Closing without the need for any further action of the Parties.

Section 2. Repurchase from MAY Parties. Immediately following the Exchange and at the Closing, subject to the terms and conditions set forth herein, each MAY Party hereby agrees to assign, transfer and deliver to the Company, and the Company hereby agrees to purchase from each MAY Party, the Repurchase Shares set forth next to the name of such MAY Party on Schedule III hereto, in all cases accompanied by an executed instrument of assignment attached hereto as Exhibit A, for a cash purchase price per share equal to the Closing Price, payable by wire transfer of immediately available funds pursuant to the instructions set forth on Schedule III hereto.

Section 3. Closing. The closing of the Transaction (the “Closing”) shall take place as of the date hereof remotely via the exchange of documents and signatures. Notwithstanding the foregoing, if for any reason any of the MAY Parties has not received the cash purchase price as specified in Schedule III hereto by 5:00 p.m. New York time on the second business day after the Closing, the Transaction shall be deemed not to have occurred, the Class B Exchange Shares shall be returned to the MAY Parties, the Class A Exchange Shares shall be returned to the DPY Parties, and each of the 2014 Stockholders Agreement and the Class B Issuance Agreement shall be deemed to have be reinstated and shall remain in full force and effect.

Section 4. Change of Control and Dividends.

4A. Change of Control. Notwithstanding the terms and conditions of the Transaction set forth in Section 1A, in the event the Company consummates a Change of Control (as defined in Section 4B) within 12 months following the Closing of the Transaction, and the aggregate price that the MAY Parties would have received (had the Transaction not been consummated) at the closing of such Change of Control (including any deferred consideration, escrowed consideration or other similar holdback) is higher than the aggregate price received by the MAY Parties in connection with the Repurchase, then the DPY Parties shall pay the MAY Parties an amount equal to the difference between (i) what the MAY Parties would have received at the closing of such Change of Control (including any deferred consideration, escrowed consideration or other similar holdback, such deferred consideration, escrowed consideration or other similar holdback payable if and only if and when such amounts would be payable to the other holders of the Company’s common stock) had the Repurchase not been consummated and (ii) the amount the MAY Parties actually received in connection with the Repurchase. For the avoidance of doubt, the amount the MAY Parties actually received in connection with the Repurchase, includes the $8,000,000 premium received by the MAY Parties in the Exchange.

4B. Change of Control Definition. For purposes of this Agreement, “Change of Control” shall mean (i) any transaction or series of related transactions that results in any independent person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended the “Exchange Act”) acquiring, directly or indirectly (whether via a sale of equity interests, merger, consolidation, combination, tender offer, take private, or other transaction or reorganization) shares of equity securities of the Company that represent more than fifty percent (50%) of the total voting power of the Company, or (ii) a sale or disposition of all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis other than to an entity with respect to which, following such sale or other disposition, at least fifty percent (50%) of the combined voting power of the then outstanding voting securities of such entity is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities (or affiliates of such individuals and entities) who were the beneficial owners, respectively, of the equity securities of the Company immediately prior to such sale or other disposition, or (iii) any of the DPY Parties or any of their affiliates completes a merger with the Company or tender offer for more than 50% of the shares of the Company; provided that, in the case of clause (i) above, such transaction shall only constitute a Change of Control if it results in the DPY Parties ceasing to have the power (whether by ownership of voting securities, contractual right, or otherwise) collectively to elect a majority of the Company’s board of directors.

4C. Dividend Clawback. Notwithstanding the terms and conditions of the Transaction set forth in Section 1A, in the event the Company pays a Special Dividend within 12 months following the Closing of the Transaction, then the DPY Parties shall pay the MAY Parties an amount equal to the dividend that the MAY Parties would have received if the Transaction had not been consummated. For purposes of this Agreement, the term “Special Dividend” shall mean a non-recurring extraordinary distribution of cash by the Company to its stockholders.

Section 5. Representations and Warranties of the MAY Parties.

5A. As a material inducement to the DPY Parties and the Company to enter into this Agreement and effect the Transaction, each of the MAY Parties, jointly and severally, hereby represents and warrants to the DPY Parties and the Company that, as of the date hereof:

5B. Authorization of Transactions. Each of the MAY Parties has full power and authority to enter into this Agreement and the other agreements contemplated hereby to which it is a party, and to perform its obligations hereunder and thereunder.

5C. Execution, Delivery; Valid and Binding Agreements. This Agreement has been duly executed and delivered by each of the MAY Parties, and this Agreement and the other agreements contemplated hereby to which it is a party, when executed and delivered by it in accordance with the terms thereof, shall each constitute a valid and binding obligation of each such MAY Party, enforceable in accordance with its terms.

5D. No Breach. The execution and delivery of this Agreement and the other agreements contemplated hereby to which any of the MAY Parties is a party, and the fulfillment of and compliance with the respective terms hereof and thereof by each of the MAY Parties, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions, (ii) constitute a default under (whether with or without the giving of notice, the passage of time or both), (iii) result in the creation of any lien or encumbrance upon any of the Class B Exchange Shares, (iv) result in the creation of any lien or encumbrance upon any of the other Repurchase Shares, (v) give any third party the right to modify, terminate or accelerate any obligation under, (vi) result in a violation of, or (vii) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any third party or any court or administrative or governmental body or agency pursuant to, any law, statute, rule or regulation to which any of the MAY Parties is subject, or any agreement, instrument, order, judgment or decree to which any of the MAY Parties is subject.

5E. Title. Each of the MAY Parties is the record and beneficial owner of the number of Class B Exchange Shares set forth opposite its name on Schedule I free and clear of all liens, charges, encumbrances, options, purchase rights or adverse claims, other than applicable federal and state securities law restrictions. As of the Closing, each of the MAY Parties will be the beneficial owner of the number of Class A Exchange Shares set forth opposite its name on Schedule III hereto free and clear of all liens, charges, encumbrances, options, purchase rights or adverse claims, other than applicable federal and state securities law restrictions.

5F. Remaining Equity. Following the Exchange, the Repurchase Shares constitute all equity interests in the Company owned by the MAY Parties or any of their respective Affiliates (as defined in the Exchange Act) as of the date hereof.

5G. Litigation. There are no actions, suits, proceedings, orders or investigations pending or, to the best of each of the MAY Parties’ knowledge, threatened against or affecting them, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that would adversely affect performance by any of the MAY Parties under this Agreement, the other agreements contemplated hereby to which any of the MAY Parties is a party, or the consummation by any of the MAY Parties of the Transaction contemplated herein.

5H. Brokerage. There are no claims for brokerage, commissions, finders’ fees or similar compensation in connection with the Transaction contemplated by this Agreement based on any arrangement or agreement binding upon any of the MAY Parties.

5I. Disclosure of Information. The MAY Parties have received all the information they consider necessary or appropriate for deciding whether to enter the Transaction contemplated herein, including the Company’s filings with the Securities and Exchange Commission, and further represent that they have had an opportunity to ask questions and receive answers regarding the Company’s business, financial condition, results of operations and the terms and conditions of this Agreement and the Transaction.

Section 6. Representations and Warranties of the DPY Parties.

6A. As a material inducement to the MAY Parties and the Company to enter into this Agreement and effect the Transaction, the DPY Parties, jointly and severally, hereby represent and warrant to the MAY Parties and the Company that, as of the date hereof:

6B. Organization and Power. Each of the DPY Parties has full power and authority to enter into this Agreement and the other agreements contemplated hereby to which they are a party, and to perform their obligations hereunder and thereunder.

6C. Execution, Delivery; Valid and Binding Agreements. This Agreement has been duly executed and delivered by each of the DPY Parties, and this Agreement and the other agreements contemplated hereby to which it is a party, when executed and delivered by it in accordance with the terms thereof, shall each constitute a valid and binding obligation of such DPY Party, enforceable in accordance with its terms.

6D. No Breach. The execution and delivery of this Agreement and the other agreements contemplated hereby to which any of the DPY Parties is a party, and the fulfillment of and compliance with the respective terms hereof and thereof by each of the DPY Parties, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions, (ii) constitute a default under (whether with or without the giving of notice, the passage of time or both), (iii) result in the creation of any lien or encumbrance upon the Class A Exchange Shares, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any third party or any court or administrative or governmental body or agency pursuant to, any law, statute, rule or regulation to which any of the DPY Parties is subject, or any agreement, instrument, order, judgment or decree to which any of the DPY Parties is subject.

6E. Title to Class A Exchange Shares. Each of the DPY Parties is the record and beneficial owner of the number of Class A Exchange Shares set forth opposite its name on Schedule II free and clear of all liens, charges, encumbrances, options, purchase rights or adverse claims, other than applicable federal and state securities law restrictions.

6F. Litigation. There are no actions, suits, proceedings, orders or investigations pending or, to the best of any of the DPY Parties’ knowledge, threatened against or affecting them, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that would adversely affect performance under this Agreement, the other agreements contemplated hereby to which any of the DPY Parties is a party, or the consummation of the Transaction contemplated herein.

6G. Brokerage. There are no claims for brokerage, commissions, finders’ fees or similar compensation in connection with the Transaction contemplated by this Agreement based on any arrangement or agreement binding upon any of the DPY Parties.

6H. Disclosure of Information. Each of the DPY Parties has received all the information it considers necessary or appropriate for deciding whether to enter the Transaction contemplated herein, and further represent that they have had an opportunity to ask questions and receive answers regarding the terms and conditions of this Agreement Transaction.

Section 7. Representations and Warranties of the Company.

7A. As a material inducement to the MAY Parties to enter into this Agreement and effect the Transaction, the Company hereby represents and warrants to the MAY Parties that, as of the date hereof:

7B. Authorization of Transactions. The Company has the requisite power and authority to enter into this Agreement and the other agreements contemplated hereby to which it is a party, and to perform its obligations hereunder and thereunder.

7C. Execution, Delivery; Valid and Binding Agreements. This Agreement has been duly executed and delivered by the Company, and this Agreement and the other agreements contemplated hereby to which it is a party, when executed and delivered by it in accordance with the terms thereof, shall each constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.

7D. No Breach. The execution and delivery of this Agreement and the other agreements contemplated hereby to which the Company is a party, and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions, (ii) constitute a default under (whether with or without the giving of notice, the passage of time or both), (iii) give any third party the right to modify, terminate or accelerate any obligation under, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any third party or any court or administrative or governmental body or agency pursuant to, any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company subject, except for any such conflict, breach, violation or default that would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement.

7E. Litigation. There are no actions, suits, proceedings, orders or investigations pending or, to the best of the Company’s knowledge, threatened against or affecting them, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that would adversely affect performance under this Agreement, the other agreements contemplated hereby to which the Company is a party, or the consummation of the Repurchase contemplated herein.

7F. Brokerage. There are no claims for brokerage, commissions, finders’ fees or similar compensation in connection with the Repurchase contemplated by this Agreement based on any arrangement or agreement binding upon the Company.

Section 8. Investment Representations and Warranties.

8A. Each Party acquiring Exchange Shares pursuant to this Agreement is doing so for its own account, for investment and not with a view to, or intention of, the distribution thereof, nor with any present intention of distributing the same in violation of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Shares will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

8B. Each Party understands that the Class A Exchange Shares and the Class B Exchange Shares subject to the Transaction have not been registered under the Securities Act, or the securities laws of any state, and are being issued in a transaction exempt from the registration requirements of the Securities Act and the rules and regulations thereunder, and that the Exchange Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration. The Parties are aware that the Exchange Shares have not been approved or disapproved by the Securities Exchange Commission, any state securities commission or any other regulatory authority.

8C. Each Party is an “accredited investor” within the meaning of Rule 501 promulgated under the Securities Act or is sophisticated in financial matters such that it is capable of evaluating the merits and risks of the Transaction contemplated herein.

Section 9. Termination of the 2014 Stockholders Agreement. Effective as of the Closing, and subject to the last sentence of Section 3, the DPY Parties and MAY Parties hereby terminate the 2014 Stockholders Agreement automatically, and without the need for any further action. Without limiting the foregoing, each MAY Party and each DPY Party hereby consents to the transfers contemplated hereby, and waives any rights of first refusal arising under, the 2014 Stockholders Agreement in connection with the Transaction.

Section 10. Termination of Class B Issuance Agreement.

10A. Effective as of the Closing, and subject to the last sentence of Section 3, the Parties hereby terminate the Class B Issuance Agreement automatically, and without the need for any further action.

10B. Amended and Restated DPY Stockholders Agreement. Effective as of the Closing, each DPY Party agrees to (i) amend and restate the DPY Stockholders Agreement in the form furnished to the Company and (ii) consents to the transfers contemplated hereby, and waives any rights of first refusal arising under the DPY Stockholders Agreement in connection with the Transaction.

Section 11. Certain Tax Matters. The Parties acknowledges that they are not relying on the other Party, the Company, any of their advisors, including Winston & Strawn, Kirkland & Ellis LLP or Vedder Price P.C. for tax advice with respect to the Transaction. Each Party is and has been urged to consult with its own tax advisors regarding the consequences of the Transaction and ownership of an interest in the Company.

Section 12. Indemnification.

12A. The Company agrees upon demand, to indemnify and hold harmless each of the MAY Parties, their trustees and their respective affiliates, beneficiaries, and controlling persons (each an “Indemnified Person”), from and against any losses, claims, damages, judgments, assessments, and liabilities, joint or several (collectively, “Losses”), and will reimburse each Indemnified Person for all reasonable costs, fees and expenses (including, without limitation but subject to the last two sentences of clause (b) below, reasonable out-of-pocket fees and disbursements of counsel) as and when they are incurred (collectively, “Expenses”), resulting directly from any threatened or pending investigation, lawsuit, action, claim, proceeding, or dispute (whether or not any Indemnified Person is a potential or actual named party or witness) (collectively, a “Claim”), which are related to or arise out of any allegation that this Agreement or the Transactions contemplated hereby resulted from or arise out of any violation of corporate law or duty under the laws of the State of Delaware; provided, however, that the Company shall not be responsible for any Losses or Expenses that are finally and judicially determined to have resulted from the bad faith or gross negligence of any Indemnified Person.

12B. Neither the Company nor any of the DPY Parties will, without the prior written consent of the MAY Parties (which consent shall not be unreasonably withheld), settle, compromise, or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Claim in respect of which indemnification could be sought hereunder unless such settlement, compromise, consent, or termination includes provisions holding harmless and unconditionally releasing the MAY Parties and each other Indemnified Person hereunder from all liability related to or arising out of such Claim, including claims for contribution. No Indemnified Person seeking indemnification under this Agreement will, without the Company’s prior written consent, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any Claim unless such settlement, compromise, consent or termination (i) does not impose any obligation (monetary or otherwise) on the Company and/or any of the DPY Parties (whether to any third party or to any MAY Party (whether under this Agreement or otherwise)) and (ii) includes provisions holding harmless and unconditionally releasing the Company and each of the DPY Parties from all liability related to or arising out of such Claim, including claims for contribution. Notwithstanding the foregoing, each of the Indemnified Persons agree and acknowledge that the Company shall control the defense of any Claim in respect of which indemnification could be sought hereunder (unless an Indemnified Party reasonably concludes that the Indemnified Party and the Company have conflicting interests) and shall otherwise consult with the Company prior to, and in connection with, engaging legal counsel on such Indemnified Person’s behalf and otherwise cooperate with the Company to limit, to the extent practical, duplication of legal expenses. In no event shall the Company be obligated to reimburse the Indemnified Persons for the cost of more than one separate legal firm of attorneys.

12C. The provisions in this Section 12 shall: (1) remain operative and in full force and effect regardless of any termination or completion of the Transaction; (2) inure to the benefit of the successors, assigns, heirs, or personal representative of any Indemnified Person; and (3) be in addition to any other rights that any Indemnified Person may have at common law or otherwise.

Section 13. Miscellaneous.

13A. Entire Agreement. This Agreement (together with the schedules and exhibits to this Agreement) contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the Parties with respect to such subject matter.

13B. Survival of Representations and Warranties. All of the representations and warranties set forth in this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (regardless of any investigation, inquiry or examination made by or on behalf of or any knowledge of any Party or on their behalf or the acceptance by any Party of a certificate or opinion).

13C. Remedies. Any person having any rights under any provision of this Agreement shall be entitled to seek to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

13D. Consent to Amendments. The terms and provisions of this Agreement may be modified or amended only pursuant to an instrument executed by all Parties; no such modification or amendment shall be applicable to or enforceable against a Party who has not executed such modification or amendment.

13E. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of the Parties hereto shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not.

13F. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

13G. Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of electronic signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Agreement.

13H. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

13I. Further Assurances. Each Party will execute and deliver such further instruments of conveyance and transfer and take such additional action as may reasonably be required to effect, consummate, confirm or evidence the transfer of each Party’s Exchange Shares and the MAY Parties’ other Repurchase Shares any other transactions contemplated hereby, including without limitation any stock powers, DTC transfer instructions, lost certificate affidavits, or other instruments required to assign, transfer and convey the Exchange Shares or other Repurchase Shares.

13J. Waiver and Release. In exchange for the consideration provided for herein, the MAY Parties, and any marital community or state-registered domestic partnership, spouse, state-registered domestic partner, heirs, executors, administrators, successors and assigns, hereby waive, release and forever discharge the Company and the DPY Parties and each of the respective officers, directors, employees, trustees of and from any and all claims, demands, or causes of action of any nature whatsoever, whether known or unknown, contingent or not contingent, asserted or not asserted, whether based in tort, contract, or any federal, state, or local law, statute, or regulation, or under common law or under any other rule, policy, practice, promise, understanding, or legal or equitable theory whatsoever arising through the date hereof other than any claims to enforce the terms of this Agreement (the “Released Claims”). Such Released Claims include, by way of example and without limitation, any claims of breach of contract, defamation or other torts, mental distress, other claims for compensation, attorneys’ or experts’ fees or costs, forum fees or costs.

13K. Governing Law. The corporate law of the State of Delaware shall govern all issues concerning the relative rights of the Parties. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

13L. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (i) delivered personally to the recipient, (ii) sent to the recipient by reputable express courier service (charges prepaid), (iii) mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or (iv) sent to the recipient by electronic mail (in which case, it will be effective upon receipt of confirmation of good transmission, including, but not limited to, any response to such electronic mail). Such notices, demands and other communications shall be sent to each Party at the addresses indicated below:

MAY Parties

Mark Yeager

[Omitted]

DPY Parties

2001 Hub Group Way

Oak Brook, Illinois 60523

Attn:     David Yeager

The Company

2001 Hub Group Way,

Oak Brook, IL 60523

Attn:     General Counsel

or to such other address or to the attention of such other person as the recipient has specified by prior written notice to the sending party.

13M. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent delivered by means of an electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party hereto or to any such agreement or instrument, the other Party or the Company hereto or thereto shall re-execute original forms thereof and deliver them to the other Party. No Party hereto or to any such agreement or instrument shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense related to lack of authenticity.

13N. Obligations of the Parties. Each of the representations, warranties, covenants and other obligations of the Parties shall be individual representations, warranties, covenants and obligations of the Parties and shall not be joint representations, warranties, covenants or obligations of the Parties or the Company.

13O. WAIVER OF JURY TRIAL. THE PARTIES HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER, OR REMEDY UNDER OR IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE TERMS AND PROVISIONS OF THIS SECTION 13O CONSTITUTE A MATERIAL INDUCEMENT TO THE PARTIES ENTERING INTO THIS AGREEMENT.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first written above.

MAY PARTIES:

Mark A. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust

By:	/s/ Mark A. Yeager
Name:	Mark A. Yeager
Its:	Trustee

Alexander B. Yeager 1994 GST Trust

By:	/s/ Mark A. Yeager
Name:	Mark A. Yeager
Its:	Trustee

Samantha N. Yeager 1994 GST Trust

By:	/s/ Mark A. Yeager
Name:	Mark A. Yeager
Its:	Trustee

Mark A. Yeager Perpetual Trust

By:	/s/ Mark A. Yeager
Name:	Mark A. Yeager
Its:	Trustee

/s/ Mark A. Yeager
Mark A. Yeager

[Signature Page to Common Stock Exchange and Repurchase Agreement]

DPY PARTIES:

Phillip D. Yeager 2015 GST Trust

By:	/s/ David P. Yeager
Name:	David P. Yeager
Its:	Trustee

Laura C. Yeager 2015 GST Trust

By:	/s/ David P. Yeager
Name:	David P. Yeager
Its:	Trustee

Matthew D. Yeager 2015 GST Trust

By:	/s/ David P. Yeager
Name:	David P. Yeager
Its:	Trustee

DPY 2015 Exempt Children’s Trust

By:	/s/ Matthew D. Yeager
Name:	Matthew D. Yeager
Its:	Trustee

By:	/s/ Phillip D. Yeager
Name:	Phillip D. Yeager
Its:	Trustee

By:	/s/ Laura Y. Grusecki
Name:	Laura Y. Grusecki
Its:	Trustee

[Signature Page to Common Stock Exchange and Repurchase Agreement]

DPY 2020 Hub Exempt Trust

By:	Julia E. Yeager
Name:	Julia E. Yeager
Its:	Trustee

By:	Matthew D. Yeager
Name:	Matthew D. Yeager
Its:	Trustee

By:	Phillip D. Yeager
Name:	Phillip D. Yeager
Its:	Trustee

By:	/s/ Laura Y. Grusecki
Name:	Laura Y. Grusecki
Its:	Trustee

David P. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust

By:	/s/ David P. Yeager
Name:	David P. Yeager
Its:	Trustee

/s/ David P. Yeager
David P. Yeager

/s/ Matthew D. Yeager
Matthew D. Yeager

/s/ Phillip D. Yeager
Phillip D. Yeager

/s/ Laura Y. Grusecki
Laura Y. Grusecki

[Signature Page to Common Stock Exchange and Repurchase Agreement]

HUB GROUP, INC.

By:	/s/ Thomas P. LaFrance
Name:	Thomas P. LaFrance
Its:	Executive Vice President General Counsel and Secretary

[Signature Page to Common Stock Exchange and Repurchase Agreement]